                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 19, 2007

                                   SWMX, INC.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     333-130586                 20-5296949
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

             1 Bridge Street
              Irvington, NY                                          10533
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 (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (914) 406-8400

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          (Former name or former address, if changed since last report)

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
      240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR.

      On July 19, 2007, the stockholders of SWMX, Inc. (the "Company") approved an amendment to the Company's certificate of incorporation to allow the Company to issue up to 10,000,000 shares of preferred stock upon terms to be established by the Company's Board of Directors. A copy of the amendment to the Company's certificate of incorporation is attached hereto as Exhibit 3.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits.

      The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

      Exhibit No.                           Description
      -----------                           -----------

          3.1           Certificate of Amendment to Certificate of Incorporation
                        of the Registrant dated July 19, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 20, 2007                      SWMX, INC.

                                          By: /s/ James Caci
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                                              James Caci
                                              Chief Financial Officer